UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

SUSQUEHANNA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10674	23-2201716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 626-4721

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Adoption of 2005 Equity Incentive Plan

On March 29, 2005, Susquehanna Bancshares, Inc.’s Board of Directors adopted, subject to shareholder approval, the 2005 Equity Compensation Plan (the “Plan”). At the Annual Meeting of Shareholders of Susquehanna Bancshares, Inc. held on May 17, 2005, the Plan was approved. Under the Plan, Susquehanna Bancshares, Inc. will provide eligible employees, directors and consultants with the opportunity to receive grants of nonqualified and incentive stock options, stock appreciation rights, restricted stock and restricted stock units. A copy of the Plan is attached hereto pursuant to paragraph (c) of Item 9.01 of Form 8-K as Exhibit 10.1.

The Plan will be administered and interpreted by the Compensation Committee of the Board of Directors. The Board of Directors may amend or terminate the Plan at any time, provided however, that any amendment that increases the aggregate number (or individual limit for any grantee) of shares of common stock that may be issued or transferred under the Plan, or modifies the requirements as to eligibility for participation, will be subject to approval by the shareholders. No incentive stock options may be granted under the Plan after the date which is 10 years from the effective date of the Plan (or, if shareholders approve an amendment that increases the number of shares reserved for issuance upon the exercise of incentive stock options granted pursuant to the Plan, 10 years from the date of the amendment). Thereafter, the Plan will remain in effect for the purposes of grants other than incentive stock options, unless and until otherwise determined by the Board of Directors.

Amendment of 2005 Equity Compensation Plan

In addition, on May 17, 2005, Susquehanna Bancshares, Inc.’s Board of Directors amended the Plan such that the Plan no longer provides for automatic vesting of restricted stock granted under the Plan upon a change of control (as that term is defined in the Plan). A copy of the Plan amendment is attached hereto pursuant to paragraph (c) of Item 9.01 of Form 8-K as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(c)	EXHIBITS

10.1	Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan.

10.2	Amendment to the Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
Dated: May 18, 2005		(Registrant)

	By:	/s/ Drew K. Hostetter
Drew K. Hostetter Executive Vice President & CFO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan

10.2	Amendment to the Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan